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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a- 6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              R-B RUBBER PRODUCTS, INC.
                   (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:



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

                              R-B RUBBER PRODUCTS, INC.
                                    _____________

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              TO BE HELD APRIL 23, 1997

The Annual Meeting of Shareholders of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), will be held on Wednesday, April 23, 1997 at 9:30 a.m., local time, at the McNary Golf Course clubhouse located at 6255 River Road N., Keizer, Oregon 97303, for the following purposes:

    1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1); and

    2. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 7, 1997 as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only shareholders of record of Common Stock of the Company at the close of business on March 7, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1996 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.




                                         By Order of the Board of Directors:




                                         Paul M. Gilson
                                         VICE PRESIDENT OF OPERATIONS, SECRETARY
                                         AND TREASURER


McMinnville, Oregon
March 20, 1997

                               R-B RUBBER PRODUCTS, INC.

                                 -------------------
                                 PROXY STATEMENT FOR
                            ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON APRIL 23, 1997

SOLICITATION AND REVOCABILITY OF PROXY
The enclosed Proxy is solicited on behalf of the Board of Directors of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Wednesday, April 23, 1997 at 9:30 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Shareholders. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

The two persons named as proxies on the enclosed proxy card, Ronald L. Bogh and Paul M. Gilson, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for Director proposed by the Board of Directors. A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting of Shareholders. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

These proxy materials and the Company's 1996 Annual Report on Form 10-KSB are being mailed on or about March 20, 1997. The mailing address of the principal executive offices of the Company is 904 East 10th Avenue, McMinnville, Oregon 97128.

VOTING AT THE MEETING
Shareholders of record at the close of business on March 7, 1997 are entitled to notice of, and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the record date, 2,172,500 shares of the Company's Common Stock were issued and outstanding. The closing price of the Company's Common Stock on the record date was $2.50. The Common Stock does not have cumulative voting rights.

Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting, the five nominees for election as directors who receive the greatest number of votes cast will be elected directors. With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome, therefore, abstention from voting or nonvoting by brokers will have no effect thereon.

                                ELECTION OF DIRECTORS
                                   (PROPOSAL NO. 1)

In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than two and not more than five members, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at five. Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director.

NOMINEES FOR DIRECTOR
The names and certain information concerning the nominees for director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than five (5) nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors:

                                                                HAS BEEN A
NAME               AGE       POSITION WITH COMPANY            DIRECTOR SINCE
----               ---       ---------------------            --------------
Ronald L. Bogh     53   Chairman of the Board and President        1985
Jerry K. Brown     48   Director, Assistant Secretary and          1994
                        Assistant Treasurer
Edward DeRaeve     44   Director                                   1995
Douglas C. Nelson  58   Vice Chairman of the Board, Senior Vice    1988
                        President and Chief Financial Officer
James V. Reimann   56   Director                                   1994


There is no family relationship among any director or executive officer of the Company.

Ronald L. Bogh founded the Company in 1985 and was named President of the Company. Mr. Bogh was named the Chairman of the Board in 1995 and Chief Executive Officer in May 1996. Prior to his acquisition of the Company in 1985, Mr. Bogh was the Southern U.S. Sales Manager for Cascade Steel in McMinnville, Oregon. Mr. Bogh earned his B.A. degree from the Oregon College of Education in 1971.

Jerry K. Brown is an attorney and the sole shareholder in the law firm of Jerry
K. Brown, P.C. in McMinnville, Oregon. He received his J.D. degree in 1979 from Lewis and Clark's Northwestern School of Law, Portland, Oregon.

Edward DeRaeve was elected to the Board of Directors in May 1995. In 1984, Mr. DeRaeve founded D-N-D Electrical in McMinnville, Oregon. Prior to that time, Mr. DeRaeve worked for Cascade Steel for twelve years in various supervisory capacities.

Douglas C. Nelson joined the Company in 1988 as Executive Vice President, Finance and Chief Financial Officer. In 1995, he was named Senior Vice President and Chief Financial Officer. In May 1996, he was named Vice Chairman of the Board. Mr. Nelson earned his degree in pomology and agronomy from Cal Poly in 1960.

James V. Reimann is President and real estate broker at JVR, Inc., an Oregon corporation specializing in real estate development. He is also Vice President and a real estate broker at Pacific Management, Inc., an Oregon corporation specializing in property management. Mr. Reimann attended Oregon State University in Corvallis, Oregon and Willamette University in Salem, Oregon.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors held 8 regular meetings and took no action pursuant to unanimous written consents during the year ended December 31, 1996. No director attended fewer than 75 percent of the Board and committee meetings during the period for which he served on the Board and committees.

The Audit Committee of the Board of Directors was composed of Messrs. Brown, Reimann and DeRaeve, all outside directors who are not, and have not been at any time in the past, officers of the Company ("outside director"). The Audit Committee is responsible for reviewing the auditors' report and meeting with the auditors independent of management to discuss the audit procedures and any concerns they may have. The Audit Committee held two meetings during 1996.

The Compensation Committee of the Board of Directors was composed of Messrs. Brown, Reimann and DeRaeve, all outside directors who are not, and have not been at any time in the past, officers of the Company ("outside directors"). The Compensation Committee held two meetings during 1996.

The Stock Option Administration Committee of the Board of Directors is composed of Mr. Bogh and Mr. Nelson. The Stock Option Administration Committee is responsible for approving option grants under the Company's 1995 Stock Option Plan. The Stock Option Administration Committee held three meetings during 1996.

The Board of Directors does not have a Nominating Committee.

DIRECTOR COMPENSATION
Prior to August 20, 1996, all Board members were compensated $500 for each Board Meeting that they attend plus out-of-pocket expenses associated with attending such meetings. From August 20, 1996 on, non-employee, non-salaried directors receive $250 per meeting they attend where official Board action is taken, including special meetings, annual meetings and telephonic meetings, plus out-of-pocket expenses associated with attending such meetings. From August 20, 1996 on, employee, salaried directors received no additional compensation beyond their salaries for attending any Board meetings.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 28, 1997 as to (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director or Nominee for Director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all Directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by thm.
                                                         COMMON STOCK
-----------------------------------------       --------------------------------
   FIVE PERCENT SHAREHOLDERS, DIRECTORS,            SHARES       APPROXIMATE
      DIRECTOR NOMINEES AND CERTAIN              BENEFICIALLY     PERCENTAGE
           EXECUTIVE OFFICERS                      OWNED (1)        OWNED
-----------------------------------------       --------------------------------
   Ronald L. Bogh (2) (3)                           615,600        28.34%

   Douglas C. Nelson (2) (4)                        441,000        20.30%

   James V. Reimann (2) (5)                          56,500         2.59%

   Edward DeRaeve (2) (5)                            37,500         1.72%

   Jerry K. Brown (2) (5)                            14,500         *

   All Directors and executive officers as a
   group (6 persons) (6)                          1,201,900        54.14%

*     Less than 1%
(1) Applicable percentage of ownership is based on 2,172,500 shares of Common Stock outstanding as of February 28, 1997 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
(2) The address for such person is 904 E. 10th Avenue, McMinnville, Oregon
    97128.
(3) Includes 47,520 shares of the Company's Common Stock held by Mr. Bogh's children for which Mr. Bogh has sole voting power pursuant to a voting agreement dated April 15, 1995.
(4) Includes 9,000 shares held by Mr. Nelson's wife for which Mr. Nelson is deemed to be the beneficial owner.
(5) Includes 7,500 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of February 28,
    1997.
(6) Includes 47,500 shares subject to options granted pursuant to the Company's 1995 Stock Option Plan and exercisable within 60 days of February 28, 1997.

                         EXECUTIVE OFFICERS OF THE REGISTRANT

The names, ages and positions of the Company's executive officers are as follows:

NAME               AGE       CURRENT POSITION(S) WITH COMPANY                       SINCE
Ronald L. Bogh     53        Chairman of the Board, President and Chief Executive   1996
                             Officer
Paul M. Gilson     49        Senior Vice President, Chief Operating Officer,        1996
                             Secretary and Treasurer
Douglas C. Nelson  58        Vice Chairman of the Board, Senior Vice President and  1996
                             Chief Financial Officer

For information on the business background of Messrs. Bogh and Nelson, see "Nominees for Director" above.

Paul M. Gilson joined the Company in 1990 as the Vice President of Operations and has served as Secretary and Treasurer since February 1995. In May 1996, Mr. Gilson was promoted to Senior Vice President, Chief Operating Officer, Secretary and Treasurer. Prior to joining the Company, he was a commercial account executive with Hagan Hamilton Insurance in McMinnville, Oregon. Mr. Gilson attended Portland State University and graduated with a degree in accounting from Northwest College of Business in Portland, Oregon in 1972.


                       EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal years 1996, 1995 and 1994.
                              SUMMARY COMPENSATION TABLE


                                        Annual Compensation
                                       ------------------------------------------
                                                                                        All Other
Name and Principal                                                  Other Annual      Compensation
Position                      Year      Salary($)      Bonus($)    Compensation($)      ($)(1)
--------------------------  --------   ------------   ---------    ---------------   --------------
Ronald L. Bogh (2)            1996        140,184         -               -              6,961
 Chairman of the Board        1995        140,184         -               -             32,444
 and President                1994        112,714         -               -             15,868




(1) Amounts include Company paid premiums on a life insurance policy benefiting Mr. Bogh.

(2) No other individuals earned more than $100,000 in 1996, 1995 or 1994.

OPTIONS GRANTED IN LAST FISCAL YEAR.
There were no stock options granted under the Company's 1995 Stock Option Plan during 1996 to the named executive officer.

OPTION EXERCISES AND HOLDINGS
The named executive officer did not exercise any stock options during 1996, nor does he hold any stock options at December 31, 1996.


               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                            CHANGE-IN-CONTROL ARRANGEMENTS

The Company has no employment contracts or termination agreements with any of its executive officers.

In the event of a change in control of the Company, unless otherwise determined by the Board of Directors prior to the occurrence of such change in control, any options or portions of such options outstanding as of the date such change in control is determined to have occurred, that are not yet fully vested on such date, shall become immediately exercisable in full.


                            INDEPENDENT PUBLIC ACCOUNTANTS

The Company's audit committee has not yet met to select an independent accountant for the year ended December 31, 1997 and therefore, no independent accountant is included in this proxy statement for approval by the shareholders at the Company's 1997 Annual Meeting of Shareholders. The Company engaged the accounting firm of Morrison & Liebswager as its independent accountant for the year ended December 31, 1996. A representative from the firm of Morrison & Liebswager is expected to be in attendance at the Company's 1997 Annual Meeting of Shareholders. Such representative will have the opportunity, although is not expected, to make a statement if he desires to do so and will be available to respond to appropriate questions.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


During 1996, the Company paid a total of $162,582 to a contracting firm owned by Mr. DeRaeve, a Director of the Company, for capital improvements to its plant. The Company also paid $3,208 to Jerry Brown, Director and attorney, for legal services provided.

All related party transactions were conducted at arms-length rates and conditions.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1996, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements except that in one instance Mr. James V. Reimann, a Director of the Company, failed to timely file a report on Form 4, Statement of Changes in Beneficial Ownership and in one instance, Mr. Paul Gilson, an executive officer of the Company failed to timely file a report on Form 5, Annual Statement of Beneficial Ownership of Securities.


                    SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal office no later than November 20, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                    OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                  By Order of the Board of Directors:




                                  Paul M. Gilson
                                  VICE PRESIDENT OF OPERATIONS, SECRETARY
                                  AND TREASURER
Dated:  March 20, 1997

                           R-B RUBBER PRODUCTS, INC.
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 1997

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 20, 1997 and hereby names, constitutes and appoints Ronald L. Bogh and Paul M. Gilson, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of R-B Rubber Products, Inc. (the "Company") to be held at 9:30 a.m. on Wednesday, April 23, 1997, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 7, 1997, with all the powers that the undersigned would possess if he were personally present.

1.  PROPOSAL 1 -- Election of Directors

    / /  FOR all nominees listed below (except as marked to the contrary below)

    / /  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.)

  RONALD L. BOGH  JERRY K. BROWN  EDWARD DERAEVE  DOUGLAS C. NELSON  JAMES V.
                                    REIMANN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

2. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

                                                    Dated ______________________
                                                    ____________________________
                                                 Shareholder (print name)
                                                 _______________________________
                                                 Shareholder (sign name)
                                                  I do (   ) do not (   ) plan
                                                  to attend the meeting. (Please
                                                  check)

                                                  The shareholder signed above
                                                  reserves the right to revoke
                                                  this Proxy at any time prior
                                                  to its exercise by written
                                                  notice delivered to the
                                                  Company's Secretary at the
                                                  Company's corporate offices at
                                                  904 E. 10th Avenue,
                                                  McMinnville, Oregon 97128,
                                                  prior to the Annual Meeting.
                                                  The power of the Proxy holders
                                                  shall also be suspended if the
                                                  shareholder signed above
                                                  appears at the Annual Meeting
                                                  and elects in writing to vote
                                                  in person.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC
 DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR
                   EACH OF THE NOMINEES NAMED IN PROPOSAL 1.